UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2022

MERIDIAN BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 271-3700

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VIVO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Chairman

Effective January 26, 2022, the Meridian Bioscience, Inc. Board of Directors (the “Board”) elected John C. McIlwraith as Chairman of the Board, succeeding David C. Phillips upon his retirement from the Board. The Company issued a press release on January 27, 2022 related to Mr. McIlwraith’s election as Chairman. A copy of the release is furnished herewith as Exhibit 99.1.

Board Committees

Effective January 26, 2022, the Board re-constituted its committees as follows:

Audit

Felicia Williams (Chair); James M. Anderson; Anthony P. Bihl III; John C. McIlwraith (Ex-Officio)

Compensation

James M. Anderson (Chair); Anthony P. Bihl III; Catherine A. Sazdanoff; John C. McIlwraith (Ex-Officio)

Nominating and Corporate Governance

Catherine A. Sazdanoff (Chair); Dwight E. Ellingwood; John M. Rice, Jr.; John C. McIlwraith (Ex-Officio)

Item 5.07    Submission of Matters to a Vote of Security Holders

At the January 26, 2022 Annual Meeting (the “Meeting”) of the shareholders of Meridian Bioscience, Inc. (the “Company”), shareholders voted on the matters set forth below.

(a)	Shareholders elected the eight nominees identified in Item 1 of the Proxy Statement based upon the following votes:

Name	For	Withheld	Broker Non-Votes
James M. Anderson	34,287,712	1,214,965	3,432,570
Anthony P. Bihl III	35,083,075	419,602	3,432,570
Dwight E. Ellingwood	34,341,228	1,161,449	3,432,570
Jack Kenny	35,307,028	195,649	3,432,570
John C. McIlwraith	35,252,584	250,093	3,432,570
John M. Rice, Jr.	35,122,751	379,926	3,432,570
Catherine A. Sazdanoff	34,032,863	1,469,814	3,432,570
Felicia Williams	35,258,337	244,340	3,432,570

(b)	Shareholders ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accountants for fiscal 2022 based upon the following votes:

For	Against	Abstain
38,705,001	214,839	15,407

(c) Shareholders approved, on an advisory basis, the compensation of the Company’ named executive officers, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
34,490,496	922,525	89,656	3,432,570

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated January 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: January 27, 2022	By: /s/ Julie Smith
Senior Vice President and Controller (Principal Accounting Officer)